   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 2000.



                                                      REGISTRATION NO. 333-50808

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                      AND

            POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT
                                 NO. 333-45302

                            ------------------------

      TECO ENERGY, INC                       FLORIDA                                59-2052286
    TECO CAPITAL TRUST I                    DELAWARE                           [APPLICATION PENDING]
    TECO CAPITAL TRUST II                   DELAWARE                           [APPLICATION PENDING]
   TECO CAPITAL TRUST III                   DELAWARE                           [APPLICATION PENDING]
 TECO FUNDING COMPANY I, LLC                DELAWARE                           [APPLICATION PENDING]
TECO FUNDING COMPANY II, LLC                DELAWARE                           [APPLICATION PENDING]
TECO FUNDING COMPANY III, LLC               DELAWARE                           [APPLICATION PENDING]
     (EXACT NAME OF EACH         (STATE OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
         REGISTRANT              INCORPORATION OR ORGANIZATION)
AS SPECIFIED IN ITS CHARTER)

                            ------------------------


         TECO ENERGY, INC.                       TECO CAPITAL TRUST I                  TECO FUNDING COMPANY I, LLC
             TECO PLAZA                          TECO CAPITAL TRUST II                 TECO FUNDING COMPANY II, LLC
     702 NORTH FRANKLIN STREET                  TECO CAPITAL TRUST III                TECO FUNDING COMPANY III, LLC
        TAMPA, FLORIDA 33602                   C/O THE BANK OF NEW YORK                    300 DELAWARE AVENUE
           (813) 228-4111                    101 BARCLAY STREET, 8TH FLOOR                      SUITE 900
                                               NEW YORK, NEW YORK 10286                    WILMINGTON, DE 19801
                                                    (212) 815-5088                            (302) 552-3137


  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                            DAVID E. SCHWARTZ, ESQ.
                                   SECRETARY
                               TECO ENERGY, INC.
                           702 NORTH FRANKLIN STREET
                              TAMPA, FLORIDA 33602
                                 (813) 228-4111
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:

            DAVID R. POKROSS, JR., ESQ.                            MARK V. NUCCIO, ESQ.
                PALMER & DODGE LLP                                     ROPES & GRAY
                 ONE BEACON STREET                                ONE INTERNATIONAL PLACE
         BOSTON, MASSACHUSETTS 02108-3190                    BOSTON, MASSACHUSETTS 02110-2624

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.
                            ------------------------
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     THIS REGISTRATION STATEMENT, WHICH IS A NEW REGISTRATION STATEMENT, ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-45302 OF TECO ENERGY, INC., WHICH WAS DECLARED EFFECTIVE ON SEPTEMBER 14, 2000. SUCH POST-EFFECTIVE AMENDMENT SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(c) OF THE SECURITIES ACT OF 1933. PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUSES FILED AS PART OF THIS REGISTRATION STATEMENT ALSO CONSTITUTE PROSPECTUSES FOR REGISTRATION STATEMENT NO. 333-45302; THE $200,000,000 AGGREGATE AMOUNT OF DEBT SECURITIES REMAINING UNSOLD FROM REGISTRATION STATEMENT NO. 333-45302 WILL BE COMBINED WITH THE TRUST PREFERRED SECURITIES, DEBT SECURITIES, PREFERRED STOCK, COMMON STOCK, WARRANTS AND GUARANTEES TO BE REGISTERED PURSUANT TO THIS REGISTRATION STATEMENT TO ENABLE TECO ENERGY, INC. AND TECO CAPITAL TRUST I, TECO CAPITAL TRUST II AND TECO CAPITAL TRUST III TO OFFER AN AGGREGATE AMOUNT OF $1,200,000,000 OF SECURITIES PURSUANT TO THIS COMBINED PROSPECTUS.


     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                EXPLANATORY NOTE


     This Amendment No. 1 to the Registration Statement on Form S-3 is being filed solely to correct the addresses for TECO Capital Trust I, TECO Capital Trust II, TECO Capital Trust III, TECO Funding Company I, LLC, TECO Funding Company II, LLC and TECO Funding Company III, LLC. Accordingly, the prospectuses have been omitted.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO ENERGY, INC.


                                          By: /s/ G. L. GILLETTE

                                            ------------------------------------

                                            G. L. Gillette


                                            Vice President--Finance and


                                            Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of December 6, 2000.


                     SIGNATURE                                             TITLE
                     ---------                                             -----

                         *                           Chairman of the Board, President and Chief
---------------------------------------------------    Executive Officer (Principal Executive Officer)
                    R. D. Fagan

                /s/ G. L. GILLETTE                   Vice President-Finance and Chief Financial
---------------------------------------------------    Officer (Principal Financial Officer)
                  G. L. Gillette

                         *                           Vice President-Corporate Accounting and Tax
---------------------------------------------------    (Principal Accounting Officer)
                    S. A. Myers

                         *                           Director
---------------------------------------------------
                   C. D. Ausley

                         *                           Director
---------------------------------------------------
                   S. L. Baldwin

                         *                           Director
---------------------------------------------------
                  H. L. Culbreath

                         *                           Director
---------------------------------------------------
                 J. L. Ferman, Jr.

                         *                           Director
---------------------------------------------------
                  L. Guinot, Jr.

                         *                           Director
---------------------------------------------------
                   T. L. Rankin

                     SIGNATURE                                             TITLE
                     ---------                                             -----
                         *                           Director
---------------------------------------------------
                   W.D. Rockford

                         *                           Director
---------------------------------------------------
                    W. P. Sovey

                         *                           Director
---------------------------------------------------
                  J. T. Touchton

                         *                           Director
---------------------------------------------------
                  J. A. Urquhart

                         *                           Director
---------------------------------------------------
                 J. O. Welch, Jr.


* By: /s/ GORDON L. GILLETTE

     ----------------------------

     Gordon L. Gillette


     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, TECO Capital Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO Capital Trust I
                                          (Registrant)

                                          By: /s/ GORDON L. GILLETTE
                                            ------------------------------------
                                            Gordon L. Gillette
                                            Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, TECO Capital Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO Capital Trust II
                                          (Registrant)

                                          By: /s/ GORDON L. GILLETTE
                                            ------------------------------------
                                            Gordon L. Gillette
                                            Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, TECO Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO Capital Trust III
                                          (Registrant)

                                          By: /s/ GORDON L. GILLETTE
                                            ------------------------------------
                                            Gordon L. Gillette
                                            Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, TECO Funding Company I, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO Funding Company I, LLC
                                          (Registrant)

                                          By: /s/ GORDON L. GILLETTE
                                            ------------------------------------
                                            Gordon L. Gillette
                                            President and Treasurer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, TECO Funding Company II, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO Funding Company II, LLC
                                          (Registrant)

                                          By: /s/ GORDON L. GILLETTE
                                            ------------------------------------
                                            Gordon L. Gillette
                                            President and Treasurer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, TECO Funding Company III, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on December 6, 2000.


                                          TECO Funding Company III, LLC
                                          (Registrant)

                                          By: /s/ GORDON L. GILLETTE
                                            ------------------------------------
                                            Gordon L. Gillette
                                            President and Treasurer